UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market
Rights to Purchase Preferred Stock	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2020, IES Holdings, Inc., a Delaware corporation (the “Company”), announced that Mr. Gary S. Matthews resigned as Chief Executive Officer and as a Director of the Company, effective July 31, 2020. On August 12, 2020, the Company entered into a Severance Agreement and General Release (the “Severance Agreement”) with Mr. Matthews, pursuant to which Mr. Matthews will receive certain payments and benefits. The terms of the Severance Agreement are generally consistent with a termination without Cause under the previously disclosed terms of the Employment Agreement between Mr. Matthews and the Company, dated March 4, 2019 (the “Employment Agreement”), and the Company’s Amended and Restated Executive Officer Severance Benefit Plan, except that Mr. Matthews will receive (i) a lump sum payment of $475,000 in full settlement of his award under the Company’s short-term incentive plan for the fiscal year ending September 30, 2020 (fiscal 2020); (ii) accelerated vesting of 5,000 restricted shares in full settlement of his fiscal 2020 award under the Company’s Long-Term Incentive Plan Annual Grant Program; and (iii) a lump sum payment of $1,100,000 in full settlement of the second stock price-based restricted stock award under his Employment Agreement.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Severance Agreement and General Release by and between IES Holdings, Inc. and Gary S. Matthews, dated August 12, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: August 14, 2020	/s/ Mary K. Newman
Mary K. Newman
General Counsel & Corporate Secretary